TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 2

dated October 5, 2007

to the May 1, 2007 Prospectus

CHANGES TO MARKET TIMING/EXCESSIVE TRADING POLICY

Effective October 16, 2007, the TIAA-CREF Life Funds (the “Funds”) will be implementing a new market timing/excessive trading policy. Transactions that occur prior to this effective date will not be subject to the new policy. Accordingly, at that time, the existing disclosure under the heading entitled “Market Timing/Excessive Trading Policy” on pages 42-43 of the Prospectus should be deleted in its entirety (except for the second paragraph of such disclosure regarding the cutoff time for electronic transfers) and the following language should be added above this remaining paragraph:

“MARKET TIMING/EXCESSIVE TRADING POLICY

There are separate account contractowners who may try to profit from transferring money back and forth among the accounts investing in the Funds in an effort to “time” the market. As money is shifted in and out of the Funds, the Funds may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

The Board of Trustees has adopted new policies and procedures, which will become effective October 16, 2007, to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of a Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of a Fund and then redeems or exchanges any monies out of that same investment account holding shares of a Fund, the contractowner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or by fax) back into that same investment account holding shares of a Fund through a purchase or exchange for 90 calendar days. Transactions occurring prior to October 16, 2007 will not be subject to these new policies and procedures.

The Funds’ market timing policies and procedures will not be applied to the Money Market Fund or to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Funds’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds’ management. The Funds’ management may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Funds’ portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Funds’ NAVs, thereby minimizing any potential stale price arbitrage.

The Funds seek to apply their specifically defined market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exceptions noted above). The Funds make reasonable efforts to apply these policies and procedures to contractowners who own shares through separate accounts or other intermediaries. The Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated a Fund’s market timing policies.

The Funds are not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in these Funds.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite the Funds’ efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such contractowners or curtail their trading practices.

If you invest in a Fund through an intermediary, including through a separate account or retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the separate account, intermediary or plan. Please contact your separate account, plan sponsor or other intermediary for more details.”

Finally, the TIAA-CREF Life Funds’ Board of Trustees has approved the elimination of the early cutoff on electronic transfers into or out of the International Equity Fund. Accordingly, effective October 19, 2007, the final paragraph regarding the disclosure on the cutoff time for electronic transfers under the heading entitled “Market Timing/Excessive Trading Policy” on pages 42-43 of the Prospectus (as previously revised above) should be replaced in its entirety with the following language:

“The International Equity Fund has eliminated the early cutoff on electronic transfers (i.e., transfers over the Internet, by telephone or by fax) into or out of this Fund. As a result, electronic transfer requests made in good order for this Fund between 2:30 and 4:00 p.m. ET on a business day will receive the NAV calculated as of 4:00 p.m. on that same business day.”

A11501

(10/07)

TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 2

dated October 5, 2007

to the May 1, 2007 Statement of Additional Information (SAI)

CHANGES TO THE BOARD OF TRUSTEES

Effective September 17, 2007, Ms. Nancy Eckl was elected to the Board of Trustees (the “Board”) of TIAA-CREF Life Funds (the “Funds”). Additionally, effective September 18, 2007, Mr. Michael A. Forrester was appointed to the Funds’ Board.

The following information should be added to the list of trustees in the Funds’ SAI:

Name, Address and Date of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nancy Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 10/06/62	Trustee	Indefinite Term. Trustee since September 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	55	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.
Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Trustee	Indefinite Term. Trustee since September 2007.	Chief Operating Officer, Copper Rock Capital Partners (since September 2007). Formerly, Chief Operating Officer, DDJ Capital Management (2003–2006); and Executive Vice President (2000–2002), Senior Vice President (1995–2000) and Vice President (1992–1995), Fidelity Investments.	55	None

Ms. Eckl will serve as a member of the following Board committees: the Operations Committee and the Investment Committee. Mr. Forrester will serve as a member of the following Board committees: the Corporate Governance and Social Responsibility Committee and the Audit and Compliance Committee.

The following should be added to the table disclosing the trustees’ equity ownership in the Funds and the TIAA-CREF family of investment companies:

Name of Trustee	Dollar Range of Equity Securities in the Funds (as of July 31, 2007)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of July 31, 2007)
Nancy Eckl*	None	$10,001–$50,000
Michael A. Forrester‡	None	None
*	Ms. Eckl was elected as a trustee of the Funds’ Board effective September 17, 2007.
‡	Mr. Forrester was appointed as a trustee of the Funds’ Board effective September 18, 2007.

CHANGES TO THE FUNDS’ OFFICERS

Gary Chinery and E. Laverne Jones should be removed from the list of Fund officers in the SAI. Effective September 1, 2007, Marjorie Pierre-Merritt was appointed as Vice President and Acting Corporate Secretary of the Funds by the Board. Effective September 18, 2007, Mary (Maliz) Beams was appointed as Executive Vice President of the Funds by the Board. The following information regarding Ms. Beams and Ms. Pierre-Merritt should be added to the list of officers in the Funds’ SAI:

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary (Maliz) Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since September 2007.	Executive Vice President of Individual Client Services of TIAA (since July 2007) and of TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since September 2007); President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (since July 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Businesses of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997–2003).
Marjorie Pierre-Merritt TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/28/66	Vice President and Acting Corporate Secretary	One-year term. Vice President and Acting Corporate Secretary since September 2007.	Vice President and Acting Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since September 2007); Assistant Corporate Secretary of TIAA (2006–2007); Assistant Corporate Secretary of The Dun & Bradstreet Corporation (2003–2006); and Counsel, The New York Times Company (2001–2003).

CHANGE IN THE FUNDS’ LEGAL COUNSEL

The Funds’ legal counsel is now Dechert LLP. Consequently, the final sentence under the section entitled “Legal Matters” on page B-32 of the SAI should be deleted and replaced in its entirety with the following sentence:

“Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.”

A11502

10/07